UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-5245

DREYFUS STRATEGIC MUNICIPALS, INC.
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation
200 Park Avenue
New York, New York 10166
	(Address of principal executive offices)	(Zip code)

Mark N. Jacobs, Esq.
200 Park Avenue
New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code:		(212) 922-6000

Date of fiscal year end:	9/30

Date of reporting period:	3/31/04

SSL-DOCS2 70128344v10

FORM N-CSR

Item 1. Reports to Stockholders.

Dreyfus Strategic
Municipals, Inc.

SEMIANNUAL REPORT March 31, 2004

Dreyfus Strategic Municipals, Inc.

Protecting Your Privacy Our Pledge to You

THE FUND IS COMMITTED TO YOUR PRIVACY. On this page, you will find the Fund’s policies and practices for collecting, disclosing, and safeguarding “nonpublic personal information,” which may include financial or other customer information.These policies apply to individuals who purchase Fund shares for personal, family, or household purposes, or have done so in the past. This notification replaces all previous statements of the Fund’s consumer privacy policy, and may be amended at any time. We’ll keep you informed of changes as required by law.

YOUR ACCOUNT IS PROVIDED IN A SECURE ENVIRONMENT. The Fund maintains physical, electronic and procedural safeguards that comply with federal regulations to guard nonpublic personal information. The Fund’s agents and service providers have limited access to customer information based on their role in servicing your account.

THE FUND COLLECTS INFORMATION IN ORDER TO SERVICE AND ADMINISTER YOUR ACCOUNT.

The Fund collects a variety of nonpublic personal information, which may include:

  Information we receive from you, such as your name, address, and social security number.
  Information about your transactions with us, such as the purchase or sale of Fund shares.
  Information we receive from agents and service providers, such as proxy voting information.
THE FUND DOES NOT SHARE NONPUBLIC
PERSONAL INFORMATION WITH ANYONE, EXCEPT
AS PERMITTED BY LAW.
Thank you for this opportunity to serve you.
The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily rep-
resent the views of Dreyfus or any other person in the Dreyfus organi-
zation. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

T H E F U N D

2	Letter from the Chairman
3	Discussion of Fund Performance
6	Statement of Investments
17	Statement of Assets and Liabilities
18	Statement of Operations
19	Statement of Changes in Net Assets
20	Financial Highlights
22	Notes to Financial Statements
29	Officers and Directors
F O R M O R E I N F O R M AT I O N
Back Cover

Dreyfus Strategic Municipals, Inc.

The Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

This semiannual report for Dreyfus Strategic Municipals, Inc. covers the six-month period from October 1, 2003, through March 31, 2004. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund’s portfolio manager,W. Michael Petty.

Municipal bonds generally continued to rally during the reporting period, despite heightened market volatility and the onset of a stronger U.S. economy.Although recovering economies historically have given rise to inflationary pressures, which have tended to hinder returns from the more interest-rate-sensitive areas of the tax-exempt bond market, the current cycle has been different to date. Sluggish job growth has helped forestall potential inflationary factors, and a rising supply of municipal bonds has supported their yields compared to comparable taxable bonds, benefiting performance.

Although our analysts and portfolio managers work hard to identify trends that may move the markets, no one can know with complete certainty what lies ahead for the U.S. economy and the municipal bond market.As always, we encourage you to review your investments regularly with your financial advisor, who may be in the best position to suggest ways to position your portfolio for the opportunities and challenges of today’s financial markets.

Thank you for your continued confidence and support.

Sincerely,

Stephen E. Canter

Chairman and Chief Executive Officer The Dreyfus Corporation

April 15, 2004

DISCUSSION OF FUND PERFORMANCE

W. Michael Petty, Portfolio Manager

How did Dreyfus Strategic Municipals, Inc. perform relative to its benchmark?

For the six-month period ended March 31, 2004, the fund achieved a total return of 6.12%.1 During the same period, the fund provided income dividends of $0.3420 per share, which is equal to a distribution rate of 7.13%.2

Despite heightened market volatility in a recovering U.S. economy, municipal bonds generally ended the reporting period with prices that were modestly higher than where they began, contributing positively to the fund’s total return. However, the fund reduced its dividend during the reporting period, primarily because of the trend over the past several years toward lower yields on securities purchased with the income and principal proceeds from holdings that matured, were sold or were redeemed early by their issuers.

What is the fund’s investment approach?

The fund’s investment objective is to maximize current income exempt from federal income tax to the extent consistent with the preservation of capital. Under normal market conditions, the fund invests at least 80% of its net assets in municipal obligations. Generally, the fund invests at least 50% of its net assets in municipal bonds considered investment-grade or the unrated equivalent as determined by Dreyfus in the case of bonds, and in the two highest-rating categories or the unrated equivalent as determined by Dreyfus in the case of short-term obligations having or deemed to have maturities of less than one year.

To this end, we have constructed the portfolio by seeking income opportunities through analysis of each bond’s structure, including paying close attention to each bond’s yield, maturity and early redemption features.

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

Over time, many of the fund’s relatively higher-yielding bonds mature or are redeemed by their issuers, and we generally attempt to replace those bonds with investments consistent with the fund’s investment policies.When we believe an opportunity exists, we also may seek to upgrade the portfolio’s investments with newly issued bonds that, in our opinion, have better structural or income characteristics than existing holdings.

What other factors influenced the fund’s performance?

When the reporting period began, stronger than expected economic growth had already sparked a sharp decline in the prices of U.S. fixed-income securities, causing tax-exempt bonds to suffer one of the worst six-week declines in their history during the summer of 2003. Although the bond market subsequently remained volatile as investors’ economic expectations changed, municipal bond prices gradually recovered during the reporting period as it became clearer that the labor market remained weak, keeping a lid on potential inflationary pressures and allowing the Federal Reserve Board (the “Fed”) to maintain short-term interest rates at historically low levels.

In addition, a strengthening economy was expected to produce better fiscal conditions for many states and municipalities that previously had struggled with budget deficits.The resulting price appreciation of the fund’s holdings, combined with competitive levels of income from longstanding core positions, contributed positively to its total return for the reporting period.The fund also benefited from strong performance among its holdings of bonds backed by the states’ settlement of litigation with U.S. tobacco companies. Investors’ concerns regarding additional litigation eased during the reporting period, helping to support a rebound in the prices of tobacco-backed bonds.

Because of the risk that stronger economic growth might lead to higher interest rates, we sold some of the fund’s longer-dated securities during the reporting period and reinvested the proceeds in bonds with a more diverse mix of issuers and maturities, especially within the intermediate-term range. Consistent with this strategy, we gradually reduced the fund’s average duration — a measure of sensitivity to changing interest rates — in an effort to protect the fund from the full effect of rising interest rates in the event that the Fed implements a tighter monetary policy. Overall, we reduced the fund’s average duration from 6.4 years at the start of the reporting period to 5.7 years as of the reporting period’s end.

When making new purchases, we generally favored premium-priced bonds that historically have tended to perform well during market declines.We also attempted to maintain the fund’s overall credit quality by investing mainly in highly rated bonds, insured securities3 and bonds backed by the revenues from essential services, such as water facilities and toll roads.

What is the fund’s current strategy?

The U.S. economy reportedly has continued to expand, and economic data released just after the end of the reporting period suggested that new jobs are being created at a faster rate.Accordingly, we have maintained the fund’s conservative positioning, including a more diversified portfolio, a focus on premium-priced bonds and a short average duration in the expectation that the Fed’s next move, the timing of which is uncertain, is likely to be an increase in short-term interest rates. In our view, these are prudent strategies after the municipal bond market’s strong performance over the past several years.

April 15, 2004

1	Total return includes reinvestment of dividends and any capital gains paid, based upon net asset value per share. Past performance is no guarantee of future results. Market price per share, net asset value per share and investment return fluctuate. Income may be subject to state and local taxes, and some income may be subject to the federal alternative minimum tax (AMT) for certain investors. Capital gains, if any, are fully taxable.

2	Distribution rate per share is based upon dividends per share paid from net investment income during the period, annualized, divided by the market price per share at the end of the period.
3	Insurance on individual bonds extends to the repayment of principal and the payment of interest in the event of default. It does not extend to the market value of the portfolio securities or the value of the fund’s shares.

The Fund 5

STATEMENT OF INVESTMENTS
March 31, 2004 (Unaudited)

	Principal
Long-Term Municipal Investments—146.5%	Amount ($)		Value ($)

Alabama—5.4%
Houston County Health Care Authority
6.25%, 10/1/2030 (Insured; AMBAC)	8,000,000		9,216,640
Jefferson County, Sewer Revenue:
5.25%, 2/1/2023 (Insured; FGIC)
(Prerefunded 8/1/2012)	5,000,000	[a]	5,735,300
5%, 2/1/2041 (Insured; FGIC)
(Prerefunded 8/1/2012)	2,385,000	[a]	2,675,803
5%, 2/1/2041 (Insured; FGIC)
(Prerefunded 8/1/2012)	11,750,000	[a]	13,264,810
Alaska—.7%
Alaska Housing Finance Corp.
6%, 6/1/2049 (Insured; MBIA)	4,000,000		4,212,720
Arkansas—2.6%
Arkansas Development Finance Authority, SFMR
(Mortgage Backed Securities Program):
6.45%, 7/1/2031 (Guaranteed; GNMA, FNMA)	3,695,000		3,964,107
6.25%, 1/1/2032 (Guaranteed; GNMA)	4,190,000		4,480,535
Little Rock School District
5.25%, 2/1/2030 (Insured; FSA)	6,000,000		6,375,540
Arizona—5.2%
Maricopa Pollution Control Corp., PCR
(Public Service Co.) 5.75%, 11/1/2022	6,000,000		6,114,420
Pima County Industrial Development
Authority, Industrial Revenue (Tucson
Electric Power Co. Project) 6%, 9/1/2029	13,505,000		13,218,289
Scottsdale Industrial Development Authority, HR
(Scottsdale Healthcare) 5.80%, 12/1/2031	6,000,000		6,394,620
Tucson, Water System Revenue
5%, 7/1/2021 (Insured; FGIC)	3,500,000		3,699,570
California—8.8%
California Infrastructure and
Economic Development Bank,
Revenue (Bay Area Toll Bridges)
5.25%, 7/1/2017 (Insured; FSA)	12,360,000		13,792,030
State of California
9.416%, 12/1/2018 (Insured; FSA)	10,000,000	[b,c]	10,330,800
California Department of Water Resources,
Power Supply Revenue
5.50%, 5/1/2013 (Insured; AMBAC)	11,080,000		12,752,415
Golden Tobacco Securitization Corp., Tobacco
Settlement Revenue 7.875%, 6/1/2042	2,000,000		2,208,500

6

	Principal
Long-Term Municipal Investments (continued)	Amount ($)		Value ($)

California (continued)
Los Angeles Unified School District
5.25%, 7/1/2020 (Insured; FSA)	7,200,000		7,904,304
Oakland 5%, 1/15/2026 (Insured; MBIA)	2,990,000		3,120,514
Colorado—2.3%
Denver City and County, Special Facilities
Airport Revenue (United Airlines Project)
6.875%, 10/1/2032	6,950,000	[d]	5,699,000
Northwest Parkway Public Highway Authority,
Revenue 7.125%, 6/15/2041	6,750,000		7,119,158
Connecticut—2.0%
Connecticut, Special Tax Obligation, Revenue
5.375%, 10/1/2011 (Insured; FSA)	10,000,000		11,606,400
Delaware—1.3%
Delaware Transportation Authority,
Transportation System Revenue
5%, 7/1/2019 (Insured; AMBAC)	6,865,000		7,352,415
Florida—2.7%
Florida Housing Finance Corp., Housing
Revenue (Nelson Park Apartments)
6.40%, 3/1/2040 (Insured; FSA)	12,380,000		13,375,847
Orange County Health Facility Authority, HR
(Regional Healthcare Systems) 6%, 10/1/2026	2,000,000		2,114,820
Georgia—.9%
Brooks County Development Authority, Sewer
Revenue Health and Housing Facilities
5.70%, 1/20/2039 (Insured; GNMA)	4,445,000		4,812,913
Hawaii—.6%
Hawaii Department of Transportation,
Special Facility Revenue (Caterair
International Corp. Project) 10.125%, 12/1/2010	3,400,000		3,401,326
Idaho—.6%
Power County Industrial Development
Corp, SWDR (FMC Corp. Project)
6.45%, 8/1/2032	3,250,000		3,264,690
Illinois—7.3%
Chicago:
6.125%, 1/1/2028 (Insured; FGIC)	15,815,000		18,545,460
(Wastewater Transmission Revenue)
6%, 1/1/2030 (Insured; MBIA)
(Prerefunded 1/1/2010)	3,000,000	[a]	3,548,670

The Fund 7

STATEMENT OF INVESTMENTS (Unaudited) (continued)

	Principal
Long-Term Municipal Investments (continued)	Amount ($)		Value ($)

Illinois (continued)
Chicago-O’Hare International Airport,
Special Facility Revenue (United Airlines,
Inc. Project) 6.75%, 11/1/2011	2,000,000	[d]	682,500
Illinois Health Facilities Authority, Revenue:
(Advocate Network Health Care)
6.125%, 11/15/2022	4,020,000		4,481,536
(OSF Healthcare System)
6.25%, 11/15/2029	7,730,000		8,258,500
(Swedish American Hospital)
6.875%, 11/15/2030	4,985,000		5,570,638
Indiana—3.5%
Franklin Township Independent School
Building Corp., First Mortgage 6.125%,
1/15/2022 (Prerefunded 7/15/2010)	6,500,000	[a]	7,850,050
Indiana Housing Finance Authority,
SFMR 5.95%, 1/1/2029	1,980,000		2,063,081
Indianapolis Local Public Improvement Bond Bank
(Waterworks Project) 5.25%, 7/1/2033	5,000,000		5,278,650
Petersburg, PCR 6.37%, 11/1/2029	4,150,000		4,398,295
Kansas—4.8%
Kansas Development Finance Authority, Revenue:
(Board of Regents-Scientific Resource)
5%, 10/1/2021 (Insured; AMBAC)	5,290,000		5,687,596
Health Facility (Sisters of Charity)
6.25%, 12/1/2028	3,000,000		3,379,500
Wyandotte County (Kansas University School
District No. 500) 5.25%, 9/1/2015 (Insured; FSA)	6,455,000		7,366,188
Wichita, HR (Christian Health System Inc.)
6.25%, 11/15/2024	10,000,000		10,873,100
Louisiana—.2%
Parish of Saint James, SWDR (Freeport-McMoRan
Partnership Project) 7.70%, 10/1/2022	1,390,000		1,395,004
Maine—.6%
Maine Housing Authority, Mortgage
5.30%, 11/15/2023	3,335,000		3,502,082
Maryland—1.5%
Maryland Economic Development Corp., Student
Housing Revenue (University of Maryland):
6.50%, 6/1/2027	3,000,000		3,280,110
5.75%, 10/1/2033	5,000,000		5,136,200

8

	Principal
Long-Term Municipal Investments (continued)	Amount ($)		Value ($)

Massachusetts—4.9%
Massachusetts Industrial Finance Agency, Revenue
(Ogden Haverhill Project) 5.60%, 12/1/2019	6,000,000		5,849,940
Massachusetts, Special Obligation Revenue,
Federal Highway Grant Anticipation Notes
5%, 12/15/2014 (Insured; FSA)	10,000,000		11,191,700
Massachusetts Health and Educational
Facilities Authority, Revenue:
(Civic Investments) 9%, 12/15/2015	2,000,000		2,339,320
(Beth Israel Hospital Issue)
10.732%, 7/1/2025 (Insured; AMBAC)	3,000,000	[b]	3,057,480
(Partners Healthcare System)
5.75%, 7/1/2032	5,000,000		5,394,650
Michigan—5.6%
Michigan Hospital Finance Authority, HR:
(Ascension Health Credit)
6.125%, 11/15/2026
(Prerefunded 11/15/2009)	5,000,000	[a]	5,973,950
(Crittenton Hospital) 5.625%, 3/1/2027	2,000,000		2,099,960
(Genesys Health System Obligated Group)
8.125%, 10/1/2021
(Prerefunded 10/1/2005)	5,000,000	[a]	5,609,000
Michigan State Building Authority, Revenue
5.25%, 10/15/2013 (Insured; FSA)	3,050,000		3,505,272
Michigan Strategic Fund:
Limited Obligation Revenue
(NSF International Project) 5%, 8/1/2015	2,000,000		2,129,540
Resource Recovery (Detroit Edison Co.)
5.25%, 12/15/2032	3,000,000		3,133,110
SWDR (Genesee Power Station Project)
7.50%, 1/1/2021	11,040,000		9,504,336
Minnesota—1.5%
Duluth Economic Development Authority,
Health Care Facilities Revenue
(Saint Luke’s Hospital)
7.25%, 6/15/2032	5,000,000		5,285,850
Saint Paul Port Authority, Hotel Facility, Revenue
(Radisson Kellogg Project) 7.375%, 8/1/2029	3,000,000		3,064,470
Mississippi—3.3%
Claiborne County, PCR
(System Energy Resources, Inc.)
6.20%, 2/1/2026	4,545,000		4,556,317

The Fund 9

STATEMENT OF INVESTMENTS (Unaudited) (continued)

	Principal
Long-Term Municipal Investments (continued)	Amount ($)		Value ($)

Mississippi (continued)
Mississippi Business Finance Corp., PCR
(System Energy Resources Inc. Project)
5.875%, 4/1/2022	14,310,000		14,519,212
Missouri—3.1%
Missouri Health and Educational Facilities Authority,
Health Facilities Revenue (Saint Anthony’s
Medical Center) 6.25%, 12/1/2030	6,750,000		7,241,603
Missouri Development Finance Board,
Infrastructure Facilities Revenue (Branson):
5.375%, 12/1/2027	2,000,000		2,058,460
5.50%, 12/1/2032	4,500,000		4,654,755
Saint Louis Industrial Development
Authority, Revenue (Saint Louis
Convention Center) 7.25%, 12/15/2035	3,525,000		3,369,230
Montana—.7%
Montana Board of Housing, Single
Family Mortgage 6.45%, 6/1/2029	3,465,000		3,715,970
Nevada—2.5%
Washoe County (Reno-Sparks Convention
Center) 6.40%, 7/1/2029
(Insured; FSA) (Prerefunded 1/1/2010)	12,000,000	[a]	14,317,680
New Hampshire—2.7%
New Hampshire Business Finance Authority, PCR
(Public Service Co. of New Hampshire)
6%, 5/1/2021 (Insured; AMBAC)	7,000,000		7,872,060
New Hampshire Health and Educational
Facilities Authority, Revenue (Exeter Project):
6%, 10/1/2024	1,000,000		1,075,630
5.75%, 10/1/2031	1,000,000		1,054,940
New Hampshire Industrial Development Authority, PCR
(Connecticut Light and Power) 5.90%, 11/1/2016	5,000,000		5,172,700
New Jersey—6.2%
New Jersey Transportation Trust Fund Authority,
Transportation System 5.50%, 6/15/2017	9,000,000		10,167,390
New Jersey Health Facilities Financing Authority,
Revenue (Christian Health Care Center)
8.75%, 7/1/2018 (Prerefunded 7/1/2006)	13,740,000	[a]	15,940,598
Tobacco Settlement Financing Corp.:
6.75%, 6/1/2039	5,000,000		4,949,600
7%, 6/1/2041	4,000,000		4,065,640

10

	Principal
Long-Term Municipal Investments (continued)	Amount ($)		Value ($)

New Mexico—1.7%
Farmington, PCR:
(El Paso Electric Co. Project)
6.375%, 6/1/2032	5,370,000		5,603,810
(Tucson Electric Power Co., San Juan)
6.95%, 10/1/2020	4,000,000		4,236,760
New York—10.3%
Long Island Power Authority, New York
Electric System Revenue
8.999%, 12/1/2016	10,000,000	[b,c]	11,951,000
City of New York:
5%, 8/1/2008	8,535,000		9,374,929
5.75%, 8/1/2011 (Insured; MBIA)	8,465,000		9,896,347
5.75%, 8/1/2014	9,500,000		10,754,760
New York City Municipal Water Finance
Authority, Water and Sewer System
Revenue 5.125%, 6/15/2032	5,000,000		5,213,600
Tobacco Settlement Financing Corp.
5.25%, 6/1/2021 (Insured; AMBAC)	5,000,000		5,453,350
Triborough Bridge and Tunnel Authority, Revenue
5.25%, 11/15/2030	5,220,000		5,558,413
North Carolina—1.0%
University of North Carolina, System Pool Revenue:
5%, 4/1/2014 (Insured; AMBAC)	2,430,000		2,716,303
5%, 4/1/2015 (Insured; AMBAC)	2,535,000		2,806,803
North Dakota—1.0%
North Dakota Housing Finance Agency,
Home Mortgage Revenue
(Housing Finance Program):
6.50%, 1/1/2031	2,845,000		3,055,587
6.15%, 7/1/2031	2,265,000		2,408,873
Ohio—6.9%
Cincinnati City School District (Classroom
Facilities Construction and Improvement)
5.25%, 12/1/2013 (Insured; FSA)	10,000,000		11,538,700
Cincinnati, Water System Revenue:
5%, 12/1/2021	3,800,000		3,991,748
5%, 12/1/2023	3,000,000		3,105,720
Cuyahoga County, Revenue 6%, 1/1/2032	2,000,000		2,168,840
Mahoning County, Hospital Facilities Revenue
(Forum Health Obligation Group) 6%, 11/15/2032	7,000,000		7,493,710

The Fund 11

STATEMENT OF INVESTMENTS (Unaudited) (continued)

	Principal
Long-Term Municipal Investments (continued)	Amount ($)	Value ($)

Ohio (continued)
Ohio Air Quality Development Authority, PCR
(Cleveland Electric Illuminating)
6.10%, 8/1/2020 (Insured; ACA)	3,000,000	3,182,520
Ohio Housing Finance Agency,
Residential Mortgage Revenue:
6.25%, 9/1/2020 (Collateralized; GNMA)	225,000	228,582
6.35%, 9/1/2031 (Collateralized; GNMA)	220,000	223,573
Ohio Municipal Electric Generation Agency
5%, 2/15/2022 (Insured; AMBAC)	2,500,000	2,640,475
Ohio Water Development Authority, Pollution Control
Facilities Revenue (Cleveland Electric
Illuminating) 6.10%, 8/1/2020 (Insured; ACA)	4,350,000	4,614,654
Oklahoma—2.4%
Oklahoma Industries Authority (Health
System Obligated Group) 5.75%, 8/15/2029	12,230,000	13,608,810
Oregon—3.1%
Port of Portland, International Airport Revenue
(Portland International Airport)
5.50%, 7/1/2024 (Insured; AMBAC)	5,000,000	5,400,400
Tigard—Tualatin School District No. 23
5.375%, 6/15/2019 (Insured; MBIA)	3,000,000	3,315,540
Western Generation Agency, Cogeneration
Project Revenue (Wauna Cogeneration Project):
7.40%, 1/1/2016	5,750,000	5,879,661
7.125%, 1/1/2021	2,900,000	2,953,331
Pennsylvania—.8%
York County Hospital Authority, Revenue
(Health Center—Lutheran Social
Services) 6.50%, 4/1/2022	4,250,000	4,256,503
South Carolina—6.6%
Berkeley County School District, Installment
LR (Securing Assets for Education)
5.25%, 12/1/2024	6,000,000	6,203,640
Greenville Hospital System, Hospital Facilities
Revenue 5.50%, 5/1/2026 (Insured; AMBAC)	5,000,000	5,379,200
Greenville County School District,
Installment Purchase Revenue
(Building Equity Sooner for Tomorrow):
5.875%, 12/1/2016	6,000,000	6,819,120
5.50%, 12/1/2028	16,125,000	17,053,961

12

	Principal
Long-Term Municipal Investments (continued)	Amount ($)		Value ($)

South Carolina (continued)
Piedmont Municipal Power Agency,
Electric Revenue 6.55%, 1/1/2016	1,690,000		1,741,376
Tennessee—4.1%
Johnson City Health and Educational
Facilities Board, HR 7.50%, 7/1/2025	5,000,000		5,800,450
Memphis Center City Revenue Finance Corp.,
Tennessee Sports Facility Revenue
(Memphis Redbirds) 6.50%, 9/1/2028	10,000,000		10,240,500
Tennessee Housing Development Agency
(Homeownership Program) 6.40%, 7/1/2031	6,520,000		7,121,014
Texas—10.7%
Austin Convention Enterprises Inc.,
Convention Center Hotel Revenue:
5.75%, 1/1/2016	5,200,000		5,594,732
6.70%, 1/1/2028	4,000,000		4,270,640
5.75%, 1/1/2032	6,500,000		6,755,060
Harris County Health Facilities Development
Corp., HR (Memorial Hermann Hospital
System Project) 6.375%, 6/1/2029	8,500,000		9,662,545
Houston Airport System, Special Facilities Revenue
(Continental Airlines) 7%, 7/1/2029	3,800,000		3,309,116
Sabine River Authority, PCR (TXU Electric
Co. Project) 6.45%, 6/1/2021	8,300,000		8,720,976
Sam Rayburn Municipal Power Agency, Power Supply
System Revenue 5.75%, 10/1/2021	6,000,000		6,575,940
Texas Department of Housing and Community
Affairs, Collateralized Home Mortgage
Revenue 12.502%, 7/2/2024	2,400,000	[b]	2,570,280
Texas Turnpike Authority, Central Texas
Turnpike System Revenue
5.75%, 8/15/2038 (Insured; AMBAC)	7,100,000		7,884,479
Tomball Hospital Authority, HR (Tomball
Regional Hospital) 6%, 7/1/2029	2,400,000		2,464,224
Tyler Health Facilities Development Corp., HR
(East Texas Medical Center Regional Health Care
System Project) 6.75%, 11/1/2025	3,000,000		3,005,550
Utah—.7%
Carbon County, SWDR (Sunnyside
Cogeneration) 7.10%, 8/15/2023	4,331,000		4,052,127

The Fund 13

STATEMENT OF INVESTMENTS (Unaudited) (continued)

	Principal
Long-Term Municipal Investments (continued)	Amount ($)		Value ($)

Vermont—.6%
Vermont Housing Finance Agency,
Single Family Housing
6.40%, 11/1/2030 (Insured; FSA)	3,175,000		3,246,374
Virginia—2.1%
Greater Richmond Convention Center
Authority, Hotel Tax Revenue (Convention
Center Expansion Project) 6.25%, 6/15/2032	10,500,000		11,896,815
Washington—3.3%
Energy Northwest, Wind Project
Revenue 5.875%, 7/1/2020	3,000,000		3,208,050
Public Utility District No. 1 of Pend Orielle County,
Electric Revenue 6.375%, 1/1/2015	3,755,000		3,948,871
Seattle, Water System Revenue
6%, 7/1/2029 (Insured; FGIC)	10,000,000		11,469,200
West Virginia—3.1%
Braxton County, SWDR (Weyerhaeuser Co.
Project) 6.125%, 4/1/2026	14,000,000		14,646,240
West Virginia Water Development Authority, Water
Development Revenue 6.375%, 7/1/2039	2,250,000		2,602,890
Wisconsin—5.1%
Badger Tobacco Asset Securitization Corp.,
Tobacco Settlement Revenue 7%, 6/1/2028	24,000,000		24,346,320
Wisconsin Health and Educational Facilities Authority,
Health, Hospital and Nursing Home Revenue
(Aurora Health Care Inc.) 6.40%, 4/15/2033	4,000,000		4,311,760
U. S. Related—1.5%
Guam Housing Corp., SFMR
5.75%, 9/1/2031 (Collateralized; FHLMC)	965,000		1,108,775
Puerto Rico Highway and Transportation
Authority, Transportation Revenue 6%,
7/1/2039 (Prerefunded 7/1/2010)	6,000,000	[a]	7,207,080
Total Long-Term Municipal Investments
(cost $776,586,867)			829,225,616

		Principal
Short-Term Investments—1.5%		Amount ($)		Value ($)

Alaska—.5%
Valdez, Marine Terminal Revenue, VRDN (Exxon
Pipeline Co. Project) 1%		3,050,000	[e]	3,050,000
California—.1%
California Department of Water Resources Power Supply
Revenue, VRDN 1.12% (LOC; Bank of New York)		700,000	[e]	700,000
Loiusiana—.9%
East Baton Rouge Parish, PCR, VRDN
(Exxon Project) 1.10%		500,000	[e]	5,000,000
Total Short-Term Municipal Investments
(cost $	8,750,000)			8,750,000

Total Investments (cost $785,336,867)		148.0%		837,975,616
Cash and Receivables (Net)		2.3%		13,386,025
Preferred Stock, at redemption value		(50.3%)		(285,000,000)
Net Assets applicable to Common Shareholders		100.0%		566,361,641

The Fund 15

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Summary of Abbreviations
ACA	American Capital Access	HR	Hospital Revenue
AMBAC	American Municipal Bond	LOC	Letter of Credit
	Assurance Corporation	LR	Lease Revenue
FGIC	Financial Guaranty Insurance	MBIA	Municipal Bond Investors
	Company		Assurance Insurance
FHLMC	Federal Home Loan Mortgage		Corporation
	Corporation	PCR	Pollution Control Revenue
FNMA	Federal National Mortgage	SFMR	Single Family Mortgage Revenue
	Association	SWDR	Solid Waste Disposal Revenue
FSA	Financial Security Assurance	VRDN	Variable Rate Demand Notes
GNMA	Government National Mortgage
Association
Summary of Combined Ratings (Unaudited)

Fitch	or	Moody’s	or	Standard & Poor’s	Value (%)

AAA		Aaa		AAA	40.6
AA		Aa		AA	13.3
A		A		A	16.8
BBB		Baa		BBB	14.7
BB		Ba		BB	5.4
B		B		B	.4
CC		Ca		CC	.8
F1		MIG1/P1		SP1/A1	1.0
Not Rated [f]		Not Rated [f]		Not Rated [f]	7.0
					100.0
a Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.

b	Inverse floater security—the interest rate is subject to change periodically.
c	Securities exempt from registration under Rule 144A of the Securities Act of 1933.These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.At March 31, 2004, these securities amounted to $22,281,800 or 3.9% of net assets applicable to Common Shareholders.

d	Non-income producing security—interest payment in default.
e	Securities payable on demand.Variable rate interest—subject to periodic change.
f	Securities which, while not rated by Fitch, Moody’s and Standard & Poor’s, have been determined by the Manager to be of comparable quality to those rated securities in which the fund may invest.

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES

March 31, 2004 (Unaudited)

		Cost	Value

Assets ($):
Investments in securities—See Statement of Investments		785,336,867	837,975,616
Interest receivable			14,132,066
Prepaid expenses			362,933
			852,470,615

Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(a)			578,810
Cash overdraft due to Custodian			2,046
Dividends payable to preferred shareholders			272,739
Commissions payable			32,500
Administrative service fees			2,384
Accrued expenses			220,495
			1,108,974

Auction Preferred Stock, Series M,T,W,Th and F
par value $.001 per share (11,400 shares
issued and outstanding at	$25,000 per share
liquidation preference)—Note 1			285,000,000

Net Assets applicable to Common Shareholders ($)			566,361,641

Composition of Net Assets ($):
Common Stock, par value $.001 per share
(60,588,631 shares issued and outstanding)			60,589
Paid-in capital			571,183,429
Accumulated undistributed investment income—net			2,244,447
Accumulated net realized gain (loss) on investments			(59,765,573)
Accumulated net unrealized appreciation
(depreciation) on investments			52,638,749

Net Assets applicable to Common Shareholders ($)			566,361,641

Shares Outstanding
(500 million shares of $.001 par value Common Stock authorized)			60,588,631
Net Asset Value per share of Common Stock ($)			9.35

See notes to financial statements.

The Fund 17

STATEMENT OF OPERATIONS
Six Months Ended March 31, 2004 (Unaudited)

Investment Income ($):
Interest Income	23,058,695
Expenses:
Management fee—Note 3(a)	3,161,318
Commission fee—Note 1	361,473
Shareholders’ reports	86,571
Custodian fees—Note 3(b)	69,622
Shareholder servicing costs	69,126
Directors’ fees and expenses—Note 3(c)	21,954
Registration fees	13,644
Professional fees	263
Miscellaneous	51,213
Total Expenses	3,835,184
Investment Income—Net	19,223,511

Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	(3,197,915)
Net unrealized appreciation (depreciation) on investments	19,261,027
Net Realized and Unrealized Gain (Loss) on Investments	16,063,112
Dividends on Preferred Stock	(1,860,859)
Net Increase in Net Assets Resulting from Operations	33,425,764

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended
	March 31, 2004	Year Ended
	(Unaudited)	September 30, 2003

Operations ($):
Investment income—net	19,223,511	42,654,878
Net realized gain (loss) on investments	(3,197,915)	(27,557,602)
Net unrealized appreciation
(depreciation) on investments	19,261,027	18,445,537
Dividends on Preferred Stock	(1,860,859)	(4,235,015)
Net Increase (Decrease) in Net Assets
Resulting from Operations	33,425,764	29,307,798

Dividends to Common Shareholders from ($):
Investment income—net	(20,639,005)	(42,956,922)

Capital Stock Transactions ($):
Dividends reinvested	3,898,829	8,567,990
Total Increase (Decrease) in Net Assets	16,685,588	(5,081,134)

Net Assets ($):
Beginning of Period	549,676,053	554,757,187
End of Period	566,361,641	549,676,053
Undistributed investment income—net	2,244,447	5,444,760

Capital Share Transactions (Shares):
Shares issued for dividends reinvested	419,905	934,039

See notes to financial statements.

The Fund 19

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and dis-
tributions.These figures have been derived from the fund’s financial statements and market price data for the fund’s common shares.
	Six Months Ended
	March 31, 2004		Year Ended September 30,

	(Unaudited)	2003	2002[a]	2001	2000	1999

Per Share Data ($):
Net asset value,
beginning of period	9.14	9.37	9.66	9.38	9.41	10.22
Investment Operations:
Investment income—net	.32[b]	.71[b]	.81[b]	.82	.71	.56
Net realized and unrealized
gain (loss) on investments	.26	(.15)	(.35)	.18	.02	(.80)
Dividends on Preferred Stock
from net investment income	(.03)	(.07)	(.08)	(.16)	(.13)	—
Total from Investment Operations	.55	.49	.38	.84	.60	(.24)
Distributions to
Common Shareholders:
Dividends from investment
income—net	(.34)	(.72)	(.67)	(.56)	(.55)	(.57)
Dividends from net realized
gain on investments	—	—	—	—	(.02)	—
Total Distributions to
Common Shareholders	(.34)	(.72)	(.67)	(.56)	(.57)	(.57)
Capital Stock transactions,
net effect of
Preferred Stock offerings	—	—	—	—	(.06)	—
Net asset value, end of period	9.35	9.14	9.37	9.66	9.38	9.41
Market value, end of period	9.59	9.38	10.11	9.69	89/16	8

Total Return (%)[c]	6.06[d]	.33	11.89	20.22	14.76	(17.55)

	Six Months Ended
	March 31, 2004				Year Ended September 30,

	(Unaudited)		2003		2002[a]	2001		2000	1999

Ratios/Supplemental Data (%):
Ratio of expenses to
average net assets
applicable to Common Stock	1.37	[e,f,g]	1.40	[f,g]	1.38[f,g]	1.39	[f,g]	1.25[f,g]	.84
Ratio of net investment income
to average net assets
applicable to Common Stock	6.89	[e,f,g]	7.86	[f,g]	8.61[f,g]	8.49	[f,g]	7.91[f,g]	5.63
Portfolio Turnover Rate	15.98[d]		54.79		36.81	10.07		19.03	27.05
Assets coverage of
Preferred Stock,
end of period	298		293		294	299		295	—

Net Assets, net of
Preferred Stock,
end of period ($ x 1,000)	566,362	549,676		554,757		565,725	548,939		550,755
Preferred Stock outstanding,
end of period ($ x 1,000)	285,000	285,000		285,000		285,000	285,000		—

a As required, effective October 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing discount or premium on a scientific basis for debt securities on a daily basis.The effect of this change for the period ended September 30, 2002 was to increase net investment income per share and decrease net realized and unrealized gain (loss) on investments by less than $.01 and increase the ratio of net investment income to average net assets from 8.58% to 8.61%. Per share data and ratios/supplemental data for periods prior to October 1, 2001 have not been restated to reflect this change in presentation.

b	Based on average shares outstanding at each month end.
c	Caluculated based on market value.
d	Not annualized.
e	Annualized.
f	Does not reflect the effect of dividends to Preferred Stock shareholders.
g	The ratio of expenses to total average net assets, inclusive of the outstanding auction preferred stock, and the ratio of net investment income to total average net assets were .91% and 4.56%, respectively, for the six months ended March 31, 2004, .92% and 5.15%, respectively, for the year ended September 30, 2003, .91% and 5.69%, respectively, for the year ended September 30, 2002, .92% and 5.65%, repspectively, for the year ended September 30, 2001 and .92% and 5.79%, respectively, for the year ended September 30, 2000.

See notes to financial statements.

The Fund 21

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1— Significant Accounting Policies:

Dreyfus Strategic Municipals, Inc. (the “fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified closed-end management investment company. The fund’s investment objective is to maximize current income exempt from federal income tax to the extent consistent with the preservation of cap-ital.The Dreyfus Corporation (the “Manager” or “Dreyfus”) serves as the fund’s investment adviser. The Manager is a wholly-owned subsidiary of Mellon Financial Corporation (“Mellon Financial”). The fund’s Common Stock trades on the New York Stock Exchange under the ticker symbol LEO.

The fund has outstanding 2,280 shares of Series M, Series T, Series W, Series TH and Series F for a total of 11,400 shares of Auction Preferred Stock (“APS”), with a liquidation preference of $25,000 per share (plus an amount equal to accumulated but unpaid dividends upon liquidation). APS dividend rates are determined pursuant to periodic auctions. Deutsche Bank Trust Company America, as Auction Agent, receives a fee from the fund for its services in connection with such auctions. The fund also compensates broker-dealers generally at an annual rate of .25% of the purchase price of the shares of APS placed by the broker-dealer in an auction.

The fund is subject to certain restrictions relating to the APS. Failure to comply with these restrictions could preclude the fund from declaring any distributions to common shareholders or repurchasing common shares and/or could trigger the mandatory redemption of APS at liquidation value.

The holders of the APS, voting as a separate class, have the right to elect at least two directors.The holders of the APS will vote as a separate class on certain other matters, as required by law. The fund has designated Robin R. Pringle and John E. Zuccotti to represent holders of APS on the fund’s Board of Directors.

The fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in municipal debt securities (excluding options and financial futures on municipal and U.S. Treasury securities) are valued on the last business day of each week and month by an independent pricing service (the “Service”) approved by the Board of Directors. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S.Treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on the last business day of each week and month.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of discount and premium on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date.

(c) Dividends to shareholders of Common Stock (“Common Shareholders(s)”): Dividends are recorded on the ex-dividend date. Dividends from investment income-net are declared and paid monthly. Dividends from net realized capital gain, if any, are normally

The Fund 23

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

declared and paid annually, but the fund may make distributions on a more frequent basis to comply with distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States.

For Common Shareholders who elect to receive their distributions in additional shares of the fund, in lieu of cash, such distributions will be reinvested at the lower of the market price or net asset value per share (but not less than 95% of the market price) based on the record date’s respective prices. If the net asset value per share on the record date is lower than the market price per share, shares will be issued by the fund at the record date’s net asset value on the payable date of the distribution. If the net asset value per share is less than 95% of the market value, share will be issued by the fund at 95% of the market value. If the market price is lower than the net asset value per share on the record date, The Bank of New York will purchase fund shares in the open market commencing on the payable date and reinvest those shares accordingly. As a result of purchasing fund shares in the open market, fund shares outstanding will not be affected by this form of reinvestment.

On March 31, 2004, the Board of Directors declared a cash dividend of $.051 per share from investment income-net, payable on April 29, 2004 to Common Shareholders of record as of the close of business on April 15, 2004.

(d) Dividends to shareholders of APS: For APS, dividends are currently reset every 7 days for Series Th.The dividend rate for Series M will be in effect until November 8, 2004.The dividend rate for Series T will be in effect until July 20, 2004.The dividend rate for Series W will be in effect until December 1, 2004.The dividend rate for Series F will be in effect until February 13, 2005.The dividend rates in effect at September 30, 2003 were as follows: Series M-1.40%, Series T-1.07%, Series W-1.34%, Series TH-.80% and Series F-1.64%.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

The fund has an unused capital loss carryover of $30,487,747 available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to September 30, 2003. If not applied, $9,836,505 of the carryover expires in fiscal 2009, $76,128 expires in fiscal 2010 and $20,575,114 expires in fiscal 2011.

The tax character of distributions paid to shareholders during the fiscal year ended September 30, 2003 was as follows: tax exempt income $47,191,937. The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2—Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings. During the period ended March 31, 2004, the fund did not borrow under the line of credit.

NOTE 3—Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement (“Agreement”) with the Manager, the management fee is computed at the annual rate of .75 of 1% of the value of the fund’s average weekly net assets, inclusive of the outstanding auction preferred stock, and is payable monthly. The Agreement provides for an expense reimbursement from the Manager should the fund’s aggregate expenses, exclusive of taxes, interest on borrowings, brokerage and extraordinary expenses, in any full fiscal year exceed the lesser of (1) the expense limitation of any state having jurisdiction over the fund or (2) 2% of the first $10 million, 1 1 / 2 % of

The Fund 25

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

the next $20 million and 1% of the excess over $30 million of the average value of the fund’s net assets. During the period ended March 31, 2004, there was no expense reimbursement pursuant to the Agreement.

The components of Due to The Dreyfus Corporation and affiliates consists of: advisory fees $544,140 and custodian fees $34,670.

(b) The fund compensates Boston Safe Deposit and Trust Company, an affiliate of the Manager, under a custody agreement for providing custodial services to the fund. During the period ended March 31, 2004, $69,622 was charged by Boston Safe Deposit and Trust Company pursuant to the custody agreement.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended March 31, 2004, amounted to $141,840,888 and $130,876,560, respectively.

At March 31, 2004, accumulated net unrealized appreciation on investments was $52,638,749, consisting of $55,047,537 gross unrealized appreciation and $2,408,788 gross unrealized depreciation.

At March 31, 2004, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 5—Legal Matters:

Two class actions have been filed against Mellon Financial and Mellon Bank, N.A., and Dreyfus and Founders Asset Management LLC (the “Investment Advisers”), and the directors of all or substantially all of the Dreyfus funds, alleging that the Investment Advisers improperly used assets of the Dreyfus funds, in the form of directed brokerage commissions and 12b-1 fees, to pay brokers to promote sales of Dreyfus funds, and that the use of fund assets to make these payments was not properly disclosed to investors.The complaints further allege that the directors breached their fiduciary duties to fund shareholders under the Investment Company Act of 1940 and at common law.The complaints seek unspecified compensatory and punitive damages, rescission of the funds’ contracts with the Investment Advisers, an accounting of all fees paid, and an award of attorneys’ fees and litigation expenses. Dreyfus and the Dreyfus funds believe the allegations to be totally without merit and will defend the actions vigorously.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the defendants in the future. Neither Dreyfus nor the Dreyfus funds believe that any of the pending actions will have a material adverse affect on the Dreyfus funds or Dreyfus’ ability to perform its contracts with the Dreyfus funds.

The Fund 27

NOTES

OFFICERS AND DIRECTORS
Dreyfus Strategic Municipals, Inc.
200 Park Avenue
New York, NY 10166
Directors	Portfolio Managers (continued)
Joseph S. DiMartino	Joseph A. Irace
David W. Burke	Colleen A. Meehan
William Hodding Carter, III	W. Michael Petty
Ehud Houminer	Scott Sprauer
Richard C. Leone	James Welch
Monica S.Wieboldt
Hans C. Mautner
Robin A. Pringle*	Investment Adviser
John E. Zuccotti*
* Auction Preferred Stock Directors	The Dreyfus Corporation
Officers	Custodian
President	Boston Safe Deposit
Stephen E. Canter	and Trust Company
Vice President
Mark N. Jacobs	Counsel
Executive Vice Presidents
Stroock & Stroock & Lavan LLP
Stephen Byers
A. Paul Disdier	Transfer Agent,
Secretary	Dividend Disbursing Agent
John B. Hammalian	and Registrar
Assistant Secretaries
Steven F. Newman	The Bank of New York (Common Stock)
Michael A. Rosenberg	Deutsche Bank Trust Company America
Treasurer	(Auction Preferred Stock)
James Windels
Assistant Treasurers	Auction Agent
Gregory S. Gruber	Deutsche Bank Trust Company America
Kenneth J. Sandgren	(Auction Preferred Stock)
Anti-Money Laundering Compliance
Officer	Stock Exchange Listing
William Germenis	NYSE Symbol: LEO
Portfolio Managers:	Initial SEC Effective Date
Joseph P. Darcy
9/23/87
A. Paul Disdier
Douglas J. Gaylor

The Net Asset Value appears in the following publications: Barron’s, Closed-End Bond Funds section under the heading “Municipal Bond Funds” every Monday;Wall Street Journal, Mutual Funds section under the heading “Closed-End Bond Funds” every Monday; New York Times, Business section under the heading “Closed-End Bond Funds—National Municipal Bond Funds” every Sunday.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the fund may purchase shares of its common stock in the open market when it can do so at prices below the then current net asset value per share.

The Fund 29

For More Information

Dreyfus Strategic
Municipals, Inc.
200 Park Avenue
New York, NY 10166

Manager
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian
Boston Safe Deposit and
Trust Company
One Boston Place
Boston, MA 02108

Transfer Agent &
Dividend Disbursing Agent
and Registrar
(Common Stock)
The Bank of New York
100 Church Street
New York, NY 10286

© 2004 Dreyfus Service Corporation

0853SA0304

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. [Reserved]

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management

Investment Companies.

Not applicable.

Item 8. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Not applicable.

Item 9. Submission of Matters to a Vote of Security Holders.

The Fund has a Nominating Committee, which is responsible for selecting and nominating persons for election or appointment by the Fund’s Board as Board members. The Committee has adopted a Nominating Committee Charter (“Charter”). Pursuant to the Charter, the Committee will consider recommendations for nominees from shareholders submitted to the Secretary of the Fund, c/o The Dreyfus Corporation Legal Department, 200 Park Avenue, 8th Floor West, New York, New York 10166. A nomination submission must include information regarding the recommended nominee as specified in the Charter. This information includes all information relating to a recommended nominee that is required to be disclosed in solicitations or proxy statements for the election of Board members, as well as information sufficient to evaluate the factors to be considered by the Committee, including character and integrity, business and professional experience, and whether the person has the ability to apply sound and independent business judgment and would act in the interests of the Fund and its shareholders. Nomination submissions are required to be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders, and such additional

SSL-DOCS2 70128344v10

information must be provided regarding the recommended nominee as reasonably requested by the Committee.

Item 10. Controls and Procedures.

(a) The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes to the Registrant's internal control over financial reporting that occurred during the Registrant's most recently ended fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 11. Exhibits.

(a)(1) Not applicable.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable.

(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SSL-DOCS2 70128344v10

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

DREYFUS STRATEGIC MUNICIPALS, INC.
By:	/s/ Stephen E. Canter
Stephen E. Canter
President

Date:	May 27, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Stephen E. Canter
Stephen E. Canter
Chief Executive Officer

Date:	May 27, 2004

By:	/s/ James Windels
James Windels
Chief Financial Officer

Date:	May 27, 2004

EXHIBIT INDEX

(a)(1) Not applicable.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940. (EX-99.CERT)

(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940. (EX-99.906CERT)

SSL-DOCS2 70128344v10